UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2003

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd. Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Item 5. Other Events

On June 2, 2003, Parker-Hannifin Corporation issued a press release recommending that its shareholders reject a “mini-tender” offer from TRC Capital. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)	The following document is furnished as an exhibit and is numbered pursuant to Item 601 of Regulation S-K:

Exhibit 99.1	Press Release, dated June 2, 2003, issued by Parker-Hannifin Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ THOMAS A. PIRAINO, JR.
Name:	Thomas A. Piraino, Jr.
Title:	Vice President and Secretary

Date: June 4, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated June 2, 2003, issued by Parker-Hannifin Corporation.